UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

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Skyward Specialty Insurance Group, Inc.

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Houston, Texas 77024

AMENDMENT NO. 1 TO THE PROXY STATEMENT DATED APRIL 14, 2023 FOR THE 2023 ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 25, 2023

EXPLANATORY NOTE

This amendment, dated April 19, 2023 (the “Amendment”), amends the definitive proxy statement filed by Skyward Specialty Insurance Group, Inc. (the “Company”) with the U.S. Securities and Exchange Commission (the “SEC”) on April 14, 2023 (the “Proxy Statement”) for use at the 2023 Annual Meeting of Stockholders.

This Amendment is being filed for the purpose of correcting certain administrative errors in the Summary Compensation Table that were discovered following the filing of the Proxy Statement. The Summary Compensation Table contained in the Proxy Statement inadvertently presented the years in reverse order, resulting in the information for the fiscal year ended December 31, 2021 being presented as December 31, 2022 information and vice versa. As a result, in this Amendment, we have reproduced only the Summary Compensation Table. To the extent that the information in this Amendment differs from, conflicts with or otherwise updates the information contained in the Proxy Statement, the information in this Amendment shall amend and supersede the information in the Proxy Statement. Except as so amended or superseded, all information set forth in the Proxy Statement remains unchanged and important for your consideration before voting. Accordingly, we encourage you to read this Amendment carefully and in its entirety together with the Proxy Statement. Defined terms used but not defined in this Amendment have the meanings set forth in the Proxy Statement.

If you have already returned your proxy card or provided voting instructions, you do not need to take any action unless you wish to change your vote. If you wish to change your vote, you can revoke your proxy or change your vote by following the instructions of the section titled “May I revoke my proxy?” on page 3 of the Proxy Statement.

2022 Summary Compensation Table

The following table sets forth information concerning the compensation of our named executive officers for the years ended December 31, 2022 and 2021.

Name and Principal Position	Year	Salary ($)	Stock Awards ($)(1)		Non-Equity Incentive Plan Compensation ($)		All Other Compensation ($)		Total ($)
Andrew Robinson	2022	$800,000	$600,000	(2)	$1,040,000	(3)	$15,250	(4)	$2,455,250
Chief Executive Officer	2021	$750,000	$950,000	(5)	$810,000	(6)	$172,198	(7)	$2,682,198

Mark Haushill	2022	$450,000	$150,000	(8)	$200,000	(9)	$15,250	(4)	$815,250
Chief Financial Officer and Executive Vice President	2021	$450,000	$150,000	(10)	$175,000	(11)	$14,500	(12)	$789,500

Kirby Hill	2022	$425,000	$143,334	(13)	$160,000	(14)	$15,250	(4)	$743,584
Executive Vice President and President of Industry Solutions, Captives and Programs	2021	$425,000	$143,334	(15)	$225,000	(16)	$14,500	(12)	$807,834

John Burkhart	2022	$400,000	$133,334	(17)	$290,000	(18)	$15,250	(4)	$838,584
Executive Vice President and President of Specialty Lines	2021	$383,333	$133,333	(19)	$210,000	(20)	$39,500	(21)	$766,166

(1)	Grant date fair value computed in accordance with the stock-based compensation accounting rules set forth in ASC 718. For performance awards with market performance criteria, the grant date fair value was calculated based on the probable outcome of the performance condition as of the grant date. For a more detailed description see Note 2 titled “Summary of Significant Accounting Policies — Earnings (loss) per share” to our audited consolidated financial statements included in our Annual Report on Form 10-K filed with the SEC.

(2)	Consists of the aggregate value of Long-Term Equity Awards under the 2020 Long Term Incentive Plan granted during fiscal year ended December 31, 2022. The value of the Restricted Stock Award equals $300,000 and each share is equivalent to one share of the Company’s common stock. This award will fully vest on the third anniversary of the grant date. The value of the Performance Share Awards (PSAs) equals $300,000 with vesting terms subject to obtaining specified performance criteria from January 1, 2022 through December 31, 2024. Each PSA is equivalent to one share of the Company’s common stock. The number of units subject to vest under this award can range from 0% to 150% of the amount shown. These awards will fully vest on the third anniversary of the grant date.

(3)	Consists of the performance bonus amounts earned and paid to Mr. Robinson for the fiscal year ended December 31, 2022 totaling $1,040,000.

(4)	Consists of $15,250 of Company matched 401(k) contributions.

(5)	Consists of the aggregate value of Long-Term Equity Awards under the 2020 Long Term Incentive Plan granted during fiscal year ended December 31, 2021. The value of the Restricted Stock Units equals $475,000 and upon vesting each unit is equivalent to one share of the Company’s common stock. These awards will fully vest on the third anniversary of the grant date. The value of the Performance Share Awards (PSAs) equals $475,000 with vesting terms subject to obtaining specified performance criteria from January 1, 2021 through December 31, 2023. Each PSA is equivalent to one share of the Company’s common stock. The number of units subject to vest under this award can range from 0% to 150% of the amount shown. These awards will fully vest on the third anniversary of the grant date.

(6)	Consists of the performance bonus amounts earned and paid to Mr. Robinson for the fiscal year ended December 31, 2021 totaling $810,000.

(7)	Consists of $157,698 in relocation and moving expenses, including tax gross-up, and $14,500 of Company matched 401(k) contributions.

(8)	Consists of the aggregate value of Long-Term Equity Awards granted under the 2020 Long Term Incentive Plan during fiscal year ended December 31, 2022. The value of the Restricted Stock Award equals $75,000 and each share is equivalent to one share of the Company’s common stock. This award will fully vest on the third anniversary of the grant date. The value of the Performance Share Awards (PSAs) equals $75,000 with vesting terms subject to obtaining specified performance criteria from January 1, 2022 through December 31, 2024. Each PSA is equivalent to one share of the Company’s common stock. The number of units subject to vest under this award can range from 0% to 150% of the amount shown. These awards will fully vest on the third anniversary of the grant date.

(9)	Consists of the performance bonus amounts earned and paid to Mr. Haushill for the fiscal year ended December 31, 2022 totaling $200,000.

(10)	Consists of the aggregate value of the Long-Term Equity Awards granted during fiscal year ended December 31, 2021. The value of the Restricted Stock Units equals $75,000 and upon vesting each unit is equivalent to one share of the Company’s common stock. These Restricted Stock Units will fully vest on the third anniversary of the grant date. The value of the Performance Share Awards (PSAs) equals $75,000 with vesting terms subject to obtaining specified performance criteria from January 1, 2021 through December 31, 2023. Each PSA is equivalent to one share of the Company’s common stock. The number of units subject to vest under this award can range from 0% to 150% of the amount shown. The PSAs will fully vest on the third anniversary of the grant date.

(11)	Consists of the performance bonus amounts earned and paid to Mr. Haushill for the fiscal year ended December 31, 2021 totaling $175,000.

(12)	Consists of $14,500 of Company matched 401(k) contributions.

(13)	Consists of the aggregate value of Long-Term Equity Awards granted under the 2020 Long Term Incentive Plan during fiscal year ended December 31, 2022. The value of the Restricted Stock Award equals $71,667 and each share is equivalent to one share of the Company’s common stock. This award will fully vest on the third anniversary of the grant date. The value of the Performance Share Awards (PSAs) equals $71,667 with vesting terms subject to obtaining specified performance criteria from January 1, 2022 through December 31, 2024. Each PSA is equivalent to one share of the Company’s common stock. The number of units subject to vest under this award can range from 0% to 150% of the amount shown. These awards will fully vest on the third anniversary of the grant date.

(14)	Consists of the performance bonus amounts earned and paid to Mr. Hill for the fiscal year ended December 31, 2022 totaling $160,000.

(15)	Consists of the aggregate value of Long-Term Equity Awards granted during fiscal year ended December 31, 2021. The value of the Restricted Stock Units equals $71,667 and upon vesting each unit is equivalent to one share of the Company’s common stock. These Restricted Stock Units will fully vest on the third anniversary of the grant date. The value of the Performance Share Awards (PSAs) equals $71,667 with vesting terms subject to obtaining specified performance criteria from January 1, 2021 through December 31, 2023. Each PSA is equivalent to one share of the Company’s common stock. The number of units subject to vest under this award can range from 0% to 150% of the amount shown. The PSAs will fully vest on the third anniversary of the grant date.

(16)	Consists of the performance bonus amounts earned and paid to Mr. Hill for the fiscal year ended December 31, 2021 totaling $225,000.

(17)	Consists of the aggregate value of Long-Term Equity Awards granted under the 2020 Long Term Incentive Plan during fiscal year ended December 31, 2022. The value of the Restricted Stock award equals $66,667 and each share is equivalent to one share of the Company’s common stock. This award will fully vest on the third anniversary of the grant date. The value of the Performance Share Awards (PSAs) equals $66,667 with vesting terms subject to obtaining specified performance criteria from January 1, 2022 through December 31, 2024. Each PSA is equivalent to one share of the Company’s common stock. The number of units subject to vest under this award can range from 0% to 150% of the amount shown. These awards will fully vest on the third anniversary of the grant date.

(18)	Consists of the performance bonus amounts earned and paid to Mr. Burkhart for the fiscal year ended December 31, 2022 totaling $290,000.

(19)	Consists of the aggregate value of the Long-Term Equity Awards granted during fiscal year ended December 31, 2021. The value of the Restricted Stock Units equals $66,667 and upon vesting each unit is equivalent to one share of the Company’s common stock. These Restricted Stock Units will fully vest on the third anniversary of the grant date. The value of the Performance Share Awards (PSAs) equals $66,667 with vesting terms subject to obtaining specified performance criteria from January 1, 2021 through December 31, 2023. Each PSA is equivalent to one share of the Company’s common stock. The number of units subject to vest under this award can range from 0% to 150% of the amount shown. The PSAs will fully vest on the third anniversary of the grant date.

(20)	Consists of the performance bonus amounts earned and paid to Mr. Burkhart for the fiscal year ended December 31, 2021 totaling $210,000.

(21)	Consists of $25,000 in relocation and moving expenses and $14,500 of Company matched 401(k) contributions.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE 2023 ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 25, 2023: The proxy materials (including this Amendment No. 1) and our annual report on Form 10-K for the year ended December 31, 2022 can be accessed by visiting https://www.astproxyportal.com/ast/27140.